Exhibit 99.1

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Plymouth Industrial REIT, Inc.

Report on the Financial Statement

We have audited the accompanying combined statement of revenues and certain expenses of CS – South Bend Portfolio for the year ended December 31, 2016, and the related notes to the combined statement of revenues and certain expenses.

Management's Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses, described in Note 2, of CS – South Bend Portfolio for the year ended December 31, 2016, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the financial statement, which describes that the accompanying combined financial statement was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and it is not intended to be a complete presentation of CS – South Bend Portfolio’s combined revenues and expenses. Our opinion is not modified with respect to that matter.

Boston, MA
September 26, 2017

CS - South bend PORTFOLIO

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DeCEMBER 31, 2016 and

for the six months ended june 30, 2017 (unaudited)

	Six Months Ended
	June 30, 2017	Year Ended
	(Unaudited)	December 31, 2016

Revenues
Rental revenue	$1,201,501	$2,403,000
Tenant reimbursements	242,445	568,880

Total Revenues	1,443,946	2,971,880

Certain Expenses
Real estate taxes	242,445	568,880

Total Certain Expenses	242,445	568,880

Revenues in Excess of Certain Expenses	$1,201,501	$2,403,000

The accompanying notes are an integral part of the combined statements of revenue and certain expenses.

CS - South bend PORTFOLIO

Notes to CoMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DeCEMBER 31, 2016 and

for the six months ended june 30, 2017 (unaudited)

Note 1 – Description of portfolio

CS - South Bend Portfolio (the “Portfolio”) consists of a group of six fully-constructed industrial complex facilities located in South Bend, Indiana with approximately 667,000 square feet of rentable space. Plymouth Industrial REIT, Inc. (the “Company”) acquired the Portfolio on July 20, 2017.

Note 2 – Summary of Significant Accounting Policies

Basis of Presentation

The accompanying combined statements of revenues and certain expenses include the operations of the Portfolio and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the period presented as revenues and certain expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Portfolio, have been excluded. Such items include depreciation, amortization, interest expense, interest income, and amortization of above- and below-market leases. Management is not aware of any material factors relating to the properties that would cause the reported financial information not to be indicative of future operating results.

Interim Unaudited Information

The statement of revenue and certain expenses for the six month period ended June 30, 2017 is unaudited. In the opinion of the Company, such statement reflects all adjustments necessary for a fair presentation of revenue and certain expenses in accordance with Rule 3-14 of Regulation S-X as described above. All such adjustments are of normal recurring nature.

Use of Estimates

The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.

CS - South bend PORTFOLIO

Notes to CoMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DeCEMBER 31, 2016 and

for the six months ended june 30, 2017 (unaudited)

Note 2 – Summary of Significant Accounting Policies (Continued)

Revenue Recognition

The Portfolio recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant reimbursements related to reimbursements of real estate taxes are recognized as revenue in the period the applicable expenses are incurred.

Note 3 – Minimum Future Lease Rentals

There are various lease agreements in place with a single tenant to lease space in the Portfolio, all of which are set to expire on March 2, 2021. As of June 30, 2017, the minimum future rentals receivable under noncancelable operating leases are as follows by year:

Year Ending December 31,	Amount

2017	$ 1,201,500
2018	2,403,000
2019	2,403,000
2020	2,403,000
2021	400,500

Total	$ 8,811,000

CS - South bend PORTFOLIO

Notes to CoMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DeCEMBER 31, 2016 and

for the six months ended june 30, 2017 (unaudited)

Note 4 – Tenant Concentrations

As of June 30, 2017 and December 31, 2016, the same tenant occupies all six properties.

The following tables summarizes total rental revenues for each property:

			6 Months Ended
	Tenants	Square Feet	June 30, 2017%
5861 West Cleveland	Single	62,550	$93,671	8%
5502 West Brick Road # 1	Single	51,200	76,674	6%
5502 West Brick Road # 2	Single	50,250	75,656	6%
4491 North Mayflower Road	Single	77,000	115,500	10%
5855 West Carbonmill Drive	Single	198,000	396,000	33%
4955 Ameritech Drive	Single	228,000	444,000	37%

	Total	667,000	$1,201,500	100%

			Year Ended
	Tenants	Square Feet	December 31, 2016%
5861 West Cleveland	Single	62,550	$187,341	8%
5502 West Brick Road # 1	Single	51,200	153,348	6%
5502 West Brick Road # 2	Single	50,250	151,311	6%
4491 North Mayflower Road	Single	77,000	231,000	10%
5855 West Carbonmill Drive	Single	198,000	792,000	33%
4955 Ameritech Drive	Single	228,000	888,000	37%

	Total	667,000	$2,403,000	100%

Note 5 – Commitments and Contingencies

The Portfolio is comprised of six properties which are covered in four lease agreements with a single tenant.

Note 6 – Subsequent Events

The Company’s management evaluated subsequent events through September 26, 2017, the date the financial statement was available to be issued.